Exhibit 1.1

26,000,000 Shares

HEALTH CARE REIT, INC.

Common Stock

($1.00 Par Value)

UNDERWRITING AGREEMENT

September 18, 2012

Merrill Lynch, Pierce, Fenner & Smith

                  Incorporated

J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

As Representatives of the Several Underwriters

c/o Merrill Lynch, Pierce, Fenner & Smith

                    Incorporated

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Health Care REIT, Inc., a Delaware corporation (the “Company”), proposes to sell to the underwriters (the “Underwriters”) named in Schedule I hereto for whom you are acting as representatives (the “Representatives”), an aggregate of 26,000,000 shares (the “Firm Shares”) of the Company’s Common Stock, $1.00 par value per share (the “Common Stock”). The Company also proposes to sell at the Underwriters’ option an aggregate of up to 3,900,000 additional shares of the Company’s Common Stock (the “Option Shares”) as set forth below.

As the Representatives, you have advised the Company (a) that you are authorized to enter into this Agreement and (b) that the Underwriters are willing to purchase, acting severally and not jointly, the Firm Shares set forth in Schedule I hereto, plus such Option Shares if the Underwriters elect to exercise the option to purchase additional securities in whole or in part for the account of the Underwriters. The Firm Shares and the Option Shares (to the extent such option is exercised) are herein collectively sometimes referred to as the “Shares.”

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as of the date hereof, as of the Applicable Time (as defined below) and as of the Closing Date (as defined below) as follows:

(i) An “automatic shelf registration statement” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), on Form S-3 (File No. 333-181185) in respect of the Shares, including a form of prospectus (the “Base Prospectus”), has been prepared and filed by the Company not earlier than three years prior to the date hereof, in conformity with the requirements of the Securities Act, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (the “Rules and Regulations”). The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the Base Prospectus, as supplemented by any preliminary prospectus (including any preliminary prospectus supplement) relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Securities Act (a “Preliminary Prospectus”), and including the documents incorporated in the Base Prospectus by reference, and the exhibits, financial statements and schedules to such registration statement, in each case as finally amended and revised, have heretofore been delivered by the Company to the Representatives. Such registration statement is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Securities Act and contained in the Prospectus referred to below, has become effective under the Securities Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. “Prospectus” means the form of prospectus relating to the Shares first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Securities Act and in accordance with Section 4(i) hereof. Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus or to any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to the Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b) under the Securities Act, and prior to the termination of the offering of the Shares by the Underwriters.

(ii) As of the Applicable Time (as defined below), neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) and the information included on Schedule II hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein. As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 4:50 p.m. (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representatives.

“Statutory Prospectus” means the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule III to this Agreement.

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(iii) The Company and each of its Subsidiaries (as defined below) has been duly organized and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; the Company and each of its Subsidiaries is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, and in which the failure to qualify would (a) have a materially adverse effect upon the business of the Company and its Subsidiaries, taken as a whole or (b) prevent or materially interfere with the consummation of the transactions contemplated by this Agreement (each of (a) and (b) above, a “Material Adverse Effect”). All of the Company’s subsidiaries are listed in Schedule IV hereto (the “Subsidiaries”).

(iv) The information contained in the line items “Preferred Stock” and “Common Stock” set forth in the consolidated balance sheet as of June 30, 2012 contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and in the section captioned “Capitalization” in the Prospectus (and any similar section or information contained in the General Disclosure Package) sets forth the authorized, issued and outstanding capital stock of the Company at the indicated date, and, except for issuances since such date of (a) 400,532 shares of Common Stock under the Company’s Dividend Reinvestment and Stock Purchase Plan, as amended, (b) 38,209 shares of Common Stock upon exercise of stock options granted under the Company’s Amended and Restated 2005 Long-Term Incentive Plan, which amount is partially offset by 27,785 shares of Common Stock that were forfeited, or were withheld in kind upon the vesting of stock awards granted under such plan, since June 30, 2012, (c) 634,469 shares of Common Stock issued upon conversion of the 4.75% Convertible Senior Notes due 2027, and (d) 13,800,000 shares of Common Stock in a public offering consummated on August 10, 2012, there has been no material change in such information since June 30, 2012; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Common Stock of the Company are duly listed on the New York Stock Exchange (“NYSE”); the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully-paid and non-assessable; and no preemptive or similar rights of stockholders exist with respect to any of the Shares or the issue and sale thereof.

(v) The shares of authorized capital stock of the Company, including the Shares, conform in all material respects with the statements concerning them in the Registration Statement, the General Disclosure Package and the Prospectus.

(vi) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Shares, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement complies, and the Prospectus and any amendments or supplements thereto will comply, as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder. The documents incorporated, or to be incorporated, by reference in the Prospectus, at the time filed with the Commission complied or will comply, as to form in all material respects to the requirements of the Securities Exchange Act of 1934 (“Exchange Act”) or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder. The Registration Statement and any amendment thereto do not contain, and, at all times during the period that begins on the date hereof and ends as of the Closing Date, and as of the Closing Date or the Option Closing Date, as the case may be, will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and, at all times during the period that begins on the date hereof and ends as of the Closing Date, and as of the Closing Date or the Option Closing Date, as the case may be, will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.

(vii) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Representatives, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.

(viii) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(ii) below. The Company will file with the Commission all Issuer Free Writing Prospectuses required to be filed with the Commission in the time and manner required under Rules 163(b)(2) and 433(d) under the Securities Act.

(ix) (a) At the time of filing of the Registration Statement, (b) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (c) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Securities Act and (d) at the date hereof, the Company is a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration form.

(x) (a) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and (b) as of the date hereof (with such date being used as the determination date for purposes of this clause(b)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Securities Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares as contemplated by the Registration Statement.

(xi) The financial statements of the Company, together with related notes and schedules, as set forth or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly in all material respects the consolidated financial position and the results of operations of the Company and its Subsidiaries at the indicated dates and for the indicated periods. Such financial statements and the related notes and schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus, including the documents incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. Other than the financial statements, together with related notes and schedules, included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, no other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus.

(xii) There is no action or proceeding pending or, to the knowledge of the Company, threatened (a) against the Company or its Subsidiaries or (b) involving any property of the Company or its Subsidiaries before any court or administrative agency which, if determined adversely to the Company or its Subsidiaries, would reasonably be expected to result in any Material Adverse Effect, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(xiii) The Company, together with its Subsidiaries, has good and marketable title to all of the properties and assets reflected in the financial statements hereinabove described (or as described in the Registration Statement, the General Disclosure Package and the Prospectus as owned by it), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement, the General Disclosure Package and the Prospectus) or which are not material in amount or which do not materially interfere with the use made or proposed to be made of the property. The leases, agreements to purchase and mortgages to which the Company or any of its Subsidiaries is a party, and the guaranties of third parties (a) are the legal, valid and binding obligations of the Company, its Subsidiaries and, to the knowledge of the Company, of all other parties thereto, and the Company knows of no default or defenses currently existing with respect thereto which would reasonably be expected to result in any Material Adverse Effect, and (b) conform to any descriptions thereof set forth in the Registration Statement, the General Disclosure Package and

the Prospectus. Each mortgage which the Company or any of its Subsidiaries holds on the properties described in the Registration Statement, the General Disclosure Package and the Prospectus constitutes a valid mortgage lien for the benefit of the Company or its Subsidiary, as the case may be, on such property.

(xiv) The Company has filed all Federal, state and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith. All tax liabilities have been adequately provided for in the financial statements of the Company.

(xv) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, except in each case as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented (a) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries considered as one enterprise or the earnings, capital stock (except that issued and outstanding capital stock of the Company has increased due to issuances since such date of (I) 400,532 shares of Common Stock under the Company’s Dividend Reinvestment and Stock Purchase Plan, as amended, (II) 38,209 shares of Common Stock upon exercise of stock options granted under the Company’s Amended and Restated 2005 Long-Term Incentive Plan, which amount is partially offset by 27,785 shares of Common Stock that were forfeited, or were withheld in kind upon the vesting of stock awards granted under such plan, since June 30, 2012, (III) 634,469 shares of Common Stock issued upon conversion of the 4.75% Convertible Senior Notes due 2027, and (IV) 13,800,000 shares of Common Stock in a public offering consummated on August 10, 2012), business affairs, management, or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not occurring in the ordinary course of business, (b) there have been no liabilities or obligations incurred by the Company or any of its Subsidiaries that are material with respect to the Company and its Subsidiaries considered as one enterprise, and (c) there have been no transactions entered into by the Company or any of its Subsidiaries that are material with respect to the Company and its Subsidiaries considered as one enterprise, other than transactions in the ordinary course of business. There are no contingent obligations of the Company or any of its Subsidiaries that are material with respect to the Company and its Subsidiaries considered as one enterprise that are not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(xvi) The Company is not in violation of its charter or by-laws. No Subsidiary is in violation of its charter or by-laws, which violation will have, or after any required notice and passage of any applicable grace period would have, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries are (a) in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound, (b) in violation of any statute, or (c) in violation of any order, rule or regulation applicable to the Company, its Subsidiaries or its properties, of any court or of any regulatory body, administrative agency or other governmental body, any of which defaults or violations described in clauses (a) through (c) will have, or after any required notice and passage of any applicable grace period would have, a Material Adverse Effect. The issue and sale of the Shares and the performance by the Company of all of its obligations under this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not after any required notice and passage of any applicable grace period conflict with or constitute a violation of any statute or conflict with or result in a breach of any of the terms or provisions of, constitute a default under or result in the imposition of any lien pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company, or any of its Subsidiaries, is a party or by which it or any of its properties may be bound, or a violation of its charter or by-laws or any order, rule or regulation applicable to the Company, its Subsidiaries or its properties of any court or of any regulatory body, administrative agency or other governmental body.

(xvii) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission or the Financial Industry Regulatory Authority (“FINRA”) or may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made by the Company, and is in full force and effect.

(xviii) The Company and its Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses and neither the Company nor any of its Subsidiaries have received any notice of infringement or of conflict with asserted rights of others with respect to any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and its Subsidiaries.

(xix) The Company qualifies as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, has so qualified for the taxable years ended December 31, 1984 through December 31, 2011 and no transaction or other event has occurred or is contemplated which would prevent the Company from so qualifying for its current taxable year.

(xx) To the best of the Company’s knowledge, Ernst & Young LLP, who has certified certain of the financial statements and related schedules filed with the Commission as part of, or incorporated by reference in, the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board (the “PCAOB”).

(xxi) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management’s general or specific authorization, (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (e) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement is accurate and complete in all material respects.

(xxii) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its Subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (a) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data and (b) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(xxiii) Since July 30, 2002, the Company has not, directly or indirectly, including through any Subsidiary: (a) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company or (b) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002.

(xxiv) To the knowledge of the Company, after inquiry of its officers and directors, there are no affiliations with any FINRA member firm among the Company’s officers, directors, or principal stockholders, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, or as otherwise disclosed in writing to the Underwriters.

(xxv) This Agreement has been duly authorized, executed and delivered by the Company.

(xxvi) Neither the Company nor any of its officers or directors has taken nor will any of them take, directly or indirectly, any action resulting in a violation of Regulation M promulgated under the Exchange Act, or designed to cause or result in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of the Common Stock. The Company acknowledges that the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Stock, including stabilizing bids, syndicate covering transactions and the imposition of penalty bids.

(xxvii) The Shares have been, or as of the Closing Date will be, approved for listing subject to official notice of issuance on the NYSE.

(xxviii) The Company is not, and immediately after the sale of the Shares pursuant to the terms and conditions of this Agreement will not be, an “investment company” within the meaning of the Investment Company Act of 1940.

(xxix) None of the Company, any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA.

(xxx) The operations of the Company and its Subsidiaries are in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xxxi) None of the Company, any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC.

2. Purchase, Sale and Delivery of the Shares. On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a price of $53.76 per Share, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof).

Payment for the Firm Shares to be sold hereunder is to be made by Federal Funds wire transfer to an account designated by the Company for the Firm Shares to be sold by the Company against delivery of the Firm Shares therefor to the Representatives. Such payment and delivery are to be made at the offices of Calfee, Halter & Griswold LLP, The Calfee Building, 1405 East Sixth Street, Cleveland, OH 44114 at 10:00 a.m. New York time, on September 24, 2012 or at such other time and date thereafter as the Representatives and the Company shall agree upon, such time and date being herein referred to as the “Closing Date.” (As used herein, “business day” means a day on which the NYSE is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed). The Firm Shares will be delivered by Computershare Shareholder Services LLC (the “Transfer Agent”) in such denominations and in such registrations as the Representatives request in writing not later than the second full business day prior to the Closing Date, and will be delivered through book entry facilities of The Depository Trust Company (“DTC”) and made available for inspection by the Representatives at least one business day prior to the Closing Date at such place as the Representatives, DTC and the Company shall agree.

In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters to purchase severally the Option Shares at the price per share as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part by giving notice at any time and from time to time within 30 days after the date of this Agreement, by the Representatives to the Company setting forth the number of Option Shares as to which the several

Underwriters are exercising the option and the time and date at which such Option Shares are to be delivered. The time and date at which the Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”). Notwithstanding the preceding sentence, if the option is exercised at least one day prior to the Closing Date, the notice of the exercise shall set the Closing Date as the Option Closing Date. The Representatives may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made by Federal Funds wire transfer to an account designated by the Company for the Option Shares to be sold by the Company against delivery of the Option Shares through the facilities of DTC. Such payment and delivery are to be made at the offices of Calfee, Halter & Griswold LLP, The Calfee Building, 1405 East Sixth Street, Cleveland, OH 44114, at 10:00 a.m. New York time, on the Option Closing Date. To the extent, if any, that the option is exercised, the Option Shares will be delivered by the Transfer Agent in such denominations and in such registrations as the Representatives request in writing not later than the second full business day prior to the Option Closing Date, and will be delivered through book entry facilities of DTC and made available for inspection by the Representatives at least one business day prior to the Option Closing Date at such place as the Representatives, DTC and the Company shall agree.

3. Offering by the Underwriters. It is understood that the several Underwriters are to make a public offering of the Shares as soon as the Representatives deem it advisable to do so. The Shares are to be initially offered to the public at the price and upon the terms set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms.

4. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

(i) The Company will (a) prepare and timely file with the Commission under Rule 424(b) (without reliance on Rule 424(b)(8)) under the Securities Act a prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Securities Act, (b) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus or document incorporated by reference therein of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations for so long as the Representatives may deem necessary in order to complete the distribution of the Shares and (c) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters; provided, however, that for each such report or preliminary or definitive proxy or information statement, the Company will not file any such report or preliminary or definitive proxy or information statement, or amendment thereto, of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Exchange Act.

(ii) The Company will (a) not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission under Rule 433 under the Securities Act unless the Representatives approve its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule III hereto, (b) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (c) comply with the requirements of Rules 163, 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (d) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(iii) [Intentionally omitted.]

(iv) The Company will advise the Representatives promptly (a) when any post-effective amendment to the Registration Statement or new registration statement relating to the Shares shall have become effective, or any supplement to the Prospectus shall have been filed, (b) of the receipt of any comments from the Commission, (c) of any request of the Commission for amendment of the Registration Statement or the filing of a new registration statement or any amendment or supplement to the General Disclosure Package or the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for any additional information, and (d) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose for so long as the Representatives may deem necessary in order to complete the distribution of the Shares, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, and the Company will use its best efforts to prevent (x) the issuance of any such stop order suspending the effectiveness of the Registration Statement or such new registration statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or (y) any such suspension of the qualification of the Shares for offering or sale in any jurisdiction, and to obtain as soon as possible the lifting of any such order, if issued, or such suspension of qualification.

(v) The Company will pay the fees applicable to the Registration Statement in connection with the offering of the Shares within the time required by Rule 456(b)(1)(i) under the Securities Act (without reliance on the proviso to Rule 456(b)(1)(i) under the Securities Act) and in compliance with Rule 456(b) and Rule 457(r) under the Securities Act.

(vi) If at any time when Shares remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) under the Securities Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (a) promptly notify the Representatives, (b) promptly file a new registration statement or post-effective amendment on the proper form relating to the Shares, in a form satisfactory to the Representatives, (c) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable (if such filing is not otherwise effective immediately pursuant to Rule 462 under the Securities Act), and (d) promptly notify the Representatives of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Registration Statement that was the subject of the notice under Rule 401(g)(2) under the Securities Act or for which the Company has otherwise become ineligible. References herein to the Registration Statement relating to the Shares shall include such new registration statement or post-effective amendment, as the case may be.

(vii) If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Underwriters, the Company will, prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form satisfactory to the Representatives. If the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form satisfactory to the Representatives, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired registration statement. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(viii) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus or any Issuer Free Writing Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Securities Act) is required under the Securities Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will furnish upon request to the Representatives signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith.

(ix) The Company will comply with the Securities Act and the Rules and Regulations and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. Subject to the provisions of Section 4(i) above, if during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Securities Act) is required by law to be delivered by an Underwriter or a dealer any event shall occur as a result of which, in the judgment of the Company or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (a) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (b) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law.

(x) If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (a) prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package or (b) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(xi) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement (which need not be audited) in reasonable detail, covering a period of twelve consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(xii) The Company will, for a period of five years from the Closing Date, furnish upon request to the Representatives, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year and the Company will furnish upon request to the Representatives, as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders.

(xiii) The Company will use the net proceeds from the sale of the Shares pursuant to this Agreement in the manner specified under the heading “Use of Proceeds” in the Prospectus.

(xiv) No offering, sale, other disposition or any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock or any securities of the Company that are convertible into, exchangeable or exercisable for, or substantially similar to the Common Stock or on parity with or senior to the Common Stock (with respect to distribution rights or payments upon the Company’s liquidation, dissolution or winding up) will be made for a period of 30 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, except that the Company may, without such consent, (a) issue securities under the Company’s equity compensation plans for officers, employees, and non-employee directors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, (b) issue shares upon the exercise of options or other stock rights issued pursuant to the Company’s equity compensation plans for officers, employees, and non-employee directors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, (c) sell shares of Common Stock pursuant to the Third Amended and Restated Dividend Reinvestment and Stock Purchase Plan filed with the Commission on May 10, 2010, (d) issue shares of Common Stock upon conversion of any 4.75% Convertible Senior Notes due 2027 and 3.00% Convertible Senior Notes due 2029 outstanding as of the date hereof and (e) issue shares upon conversion of any of the Company’s Series H Preferred Stock, Series I Preferred Stock or Series J Preferred Stock.

5. Costs and Expenses. The Company will pay all costs, expenses and fees incident to the performance of its obligations under this Agreement, including, without limiting the generality of the foregoing, the following: the fees incident to the issuance and delivery of the Shares; accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters, copies of the Registration Statement, the Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Prospectus, this Agreement, the applicable listing agreement for the NYSE; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by FINRA of the terms of the sale of the Shares; the fees incident to the listing of the Shares on the NYSE and the applicable listing agreement with the NYSE. Any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Company. The Company shall not, however, be required to pay for any of the Underwriters’ expenses except that, if this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 6 hereof, or this Agreement is terminated pursuant to Section 10(i)(a) or Section 10(i)(g) hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms is due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder, but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by any of them of the Shares.

6. Conditions of Obligations of the Underwriters. The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

(i) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission. The Prospectus and each Issuer Free Writing Prospectus required to be filed with the Commission shall have been filed as required by Rules 424, 430A, 430B, 430C or 433 under the Securities Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request by the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction.

(ii) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (a) any intended or potential downgrading or (b) any review or possible change that does not indicate an affirmation or improvement in the rating, if any, accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(iii) The Representatives shall have received on the Closing Date and the Option Closing Date, if any, the opinion of Shumaker, Loop & Kendrick, LLP, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, and addressed to the Representatives, as representatives of the several Underwriters, to the effect that:

(a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(b) The Company is duly qualified to transact business in all jurisdictions in which the Company owns or leases real property, and in which the failure to qualify would have a Material Adverse Effect.

(c) The information contained in the line items “Preferred Stock” and “Common Stock” set forth in the consolidated balance sheet as of June 30, 2012 contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and in the section captioned “Capitalization” in the Prospectus (and any similar section or information contained in the General Disclosure Package) sets forth the authorized, issued and outstanding capital stock of the Company at the indicated date; the authorized shares of capital stock of the Company have been duly authorized; the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the certificates for the Shares or the uncertificated Shares, as the case may be, are in due and proper form; the shares of Common Stock, including Option Shares, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement; and no preemptive or similar rights of stockholders exist with respect to any of the Shares or the issue and sale thereof.

(d) The Registration Statement has become effective under the Securities Act and, to such counsel’s knowledge, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act.

(e) The Registration Statement, at the time the Registration Statement became effective, and the Prospectus, as of the date of the Prospectus and as of the date hereof, and any amendment or supplement thereto, as of the date thereof, each complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission promulgated under the Securities Act (except in each case such counsel need express no opinion as to the financial statements, schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom). The documents incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus (other than the financial statements, schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), at the respective times such documents were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder.

(f) The statements under the caption “Description of Our Common Stock” in the General Disclosure Package and the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters.

(g) The statements under the caption “Certain Government Regulations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as updated by the Company’s Current Report on Form 8-K filed August 6, 2012, and any amendments thereto, as to matters of law stated therein, have been reviewed by such counsel and fairly summarize in all material respects the matters described therein which are material to the business or condition (financial or otherwise) of the Company.

(h) Such counsel does not know of any contracts or documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement or the Prospectus or any amendment or supplement thereto which are not so filed, incorporated by reference or described as required, and the provisions of such contracts and documents that are required to be described in the Registration Statement or the Prospectus or any amendment or supplement thereto are fairly summarized therein in all material respects.

(i) Such counsel knows of no material legal proceedings pending or threatened against the Company, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(j) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated, including the issuance and sale of the Shares and the performance by the Company of its obligations under this Agreement, do not and will not after any required notice and passage of any applicable grace period conflict with or constitute a violation of any statute or conflict with or result in a breach of any of the terms or provisions of, constitute a default under or result in the imposition of any lien pursuant to (1) the charter or by-laws of the Company, (2) any agreement or instrument known to such counsel to which the Company is a party or by which the Company or the Company’s properties may be bound, which conflict, violation, breach, default or lien could reasonably be expected to have a Material Adverse Effect or (3) any order known to such counsel or rule or regulation of any court or governmental agency or body which in the experience of such counsel is customarily applicable to the transactions herein contemplated (except that such counsel expresses no opinion with respect to any requirement of FINRA or pursuant to any state securities or Blue Sky laws).

(k) This Agreement has been duly authorized, executed and delivered by the Company.

(l) The Shares conform in all material respects to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(m) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery by the Company of this Agreement and the performance by the Company of its obligations thereunder (other than as may be required by the Commission or FINRA or as required by state securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made by the Company, specifying the same.

(n) The Company is not, and immediately after the sale of the Shares pursuant to the terms and conditions of this Agreement will not be, an “investment company” within the meaning of the Investment Company Act of 1940.

(o) Any required filing pursuant to Rule 433 under the Securities Act of each Issuer Free Writing Prospectus that is identified on Schedule III hereto has been made within the time period required by Rule 433(d) under the Securities Act and any required filing of the Preliminary Prospectus, the Prospectus and any supplement thereto pursuant to Rule 424 under the Securities Act has been made in the manner and within the time period required by Rule 424 under the Securities Act.

In addition, either such counsel or Arnold & Porter LLP, special tax counsel to the Company, will provide an opinion, based on such counsel’s own review of the Company’s certificate of incorporation, stating that the Company was organized and continues to be organized in conformity with the requirements for qualification as a real estate investment trust under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and, based on such counsel’s review of the Company’s federal income tax returns and discussions with management and independent public accountants for the Company, that the Company, taking into account operations for its taxable and fiscal years ended December 31, 2003 through December 31, 2011, satisfied the requirements for qualification and taxation as a real estate investment trust under the Code for such years and that its proposed method of operation will enable it to meet the requirements for qualification and taxation as a real estate investment trust under the Code for its taxable and fiscal year ending December 31, 2012. Furthermore, such counsel shall opine that the statements contained under the heading “Taxation” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as updated by the Company’s Current Report on Form 8-K filed August 6, 2012, and any amendments thereto, are correct and accurate in all material respects and present fairly and accurately the material aspects of the federal income tax (i) treatment of the Company and (ii) considerations that are likely to be material to a holder of the Common Stock.

In rendering such opinion, such counsel may rely as to matters governed by the laws of states other than the laws of the State of Ohio, the corporate laws of the State of Delaware or Federal laws on local counsel in such jurisdictions, provided that in such case such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel and such other counsel shall indicate that the Underwriters may rely on such opinion. As to matters of fact, to the extent they deem proper, such counsel may rely on certificates of officers of the Company and public officials so long as such counsel states that they have no reason to believe that either the Underwriters or they are not justified in relying on such certificates. In addition to the matters set forth above, the opinion of Shumaker, Loop & Kendrick, LLP shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (a) the Registration Statement, as of the time of its effectiveness for purposes of Section 11 of the Securities Act and as of the Applicable Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (c) the Prospectus, or any supplement thereto, as of its date and as of the Closing Date or the Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial data included therein). With respect to such statement, Shumaker, Loop & Kendrick, LLP may state that this statement is based upon the procedures set forth or incorporated by reference therein, but is without independent check and verification.

(iv) The Representatives shall have received from Calfee, Halter & Griswold LLP, counsel for the Underwriters, on the Closing Date and the Option Closing Date, if any, an opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to the organization of the Company, the validity of the Shares, the Registration Statement, the General Disclosure Package and the Prospectus, and other related matters as the Representatives reasonably may request and such counsel shall have received such papers and information as they reasonably request to enable them to pass upon such matters.

(v) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a signed letter, in form and substance satisfactory to the Representatives, dated the date hereof (a) confirming that they are an independent registered public accounting firm with respect to the Company and its Subsidiaries within the meaning of the Securities Act, the Rules and Regulations and the PCAOB and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (b) stating the conclusions and findings of such firm with respect to the financial information examined by them and included or incorporated by reference in the Registration Statement and the General Disclosure Package and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(vi) With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Representatives a letter, in form and substance satisfactory to the Representatives (the “bring-down letter”), of such accountants, dated the Closing Date and the Option Closing Date, if any, (a) confirming that they are an independent registered public accounting firm with respect to the Company and its Subsidiaries within the meaning of the Securities Act, the Rules and Regulations and the PCAOB and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (b) stating the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and the financial information examined by them and included in the Prospectus and (c) confirming in all material respects the conclusions and findings set forth in the initial letter.

(vii) The Representatives shall have received on the Closing Date and the Option Closing Date, if any, a certificate or certificates of the Chairman of the Board, Chief Executive Officer and President and the Executive Vice President and Chief Financial Officer of the Company to the effect that on and as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

(a) The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission.

(b) Subsequent to the delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (A) any intended or potential downgrading or (B) any review or possible change that does not indicate an affirmation or improvement in the rating, if any, accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(c) He does not know of any litigation instituted or threatened against the Company of a character required to be disclosed in the Registration Statement, the General Disclosure Package and the Prospectus which is not so disclosed therein or in a document incorporated by reference therein; he does not know of any material contract required to be filed as an exhibit to the Registration Statement which is not so filed therein or in a document incorporated by reference therein.

(d) He has carefully examined the General Disclosure Package and any individual Limited Use Free Writing Prospectus and, in his opinion, as of the Applicable Time, the statements contained in the General Disclosure Package and any individual Limited Use Free Writing Prospectus did not contain any untrue statement of a material fact, and such General Disclosure Package and any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) He has carefully examined the Registration Statement and the Prospectus and in his opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement, including any document incorporated by reference therein, were true and correct, and such Registration Statement and Prospectus, or any document incorporated by reference therein, did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in his opinion, since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.

(f) The representations and warranties of the Company as set forth in this Agreement are true and correct as of the Closing Date or the Option Closing Date, as the case may be, as if made on such date. The Company has performed all of its obligations under this Agreement as are to be performed at or before the Closing Date or the Option Closing Date, as the case may be. The representations and warranties made in this clause (f) shall be deemed made by the Company.

(viii) The Representatives shall have received at or prior to the Closing Date, an agreement, in form and substance satisfactory to the Representatives, signed by the executive officers of the Company listed on Schedule V hereto (the “Executive Officers”) to the effect that they will not, prior to the expiration of 30 days from the date of this Agreement, offer, sell, swap or otherwise dispose of any shares of Common Stock, securities of the Company convertible into, exchangeable or exercisable for, or substantially similar to the Common Stock or on parity with or senior to the Common Stock (with respect to distribution rights or payments upon the Company’s liquidation, dissolution or winding up), or any securities that the Executive Officers have, or will have, the right to acquire through the exercise of options, warrants, subscription or other rights, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, except (a) pursuant to bona fide gifts, provided that the Company shall have delivered to Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC written consent to such gift, but in no event shall the gifts under this subsection (a) of the Executive Officers exceed 75,000 shares of Common Stock in the aggregate, (b) pursuant to routine dispositions under Rule 10b5-1 Sales Plans entered into by certain Executive Officers prior to or after the date hereof, but in no event shall the dispositions under this subsection (b) of the Executive Officers exceed 200,000 shares of Common Stock in the aggregate, and (c) shares obtained pursuant to the Company’s equity compensation plans for officers, employees, and non-employee directors, provided that the Company shall have delivered to Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC written consent to such sale, but in no event shall the sales under this subsection (c) of the Executive Officers exceed 100,000 shares of Common Stock in the aggregate.

(ix) The Shares to be sold by the Company as of the Closing Date or the Option Closing Date, as the case may be, shall have been duly approved for listing, subject to notice of issuance, on the NYSE.

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Representatives and to Calfee, Halter & Griswold LLP, counsel for the Underwriters.

If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telecopy at or prior to the Closing Date. In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7. Conditions of the Obligations of the Company. The obligations of the Company to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

8. Indemnification.

(i) The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the Securities Act (each, an “Affiliate”), its officers and directors, and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which such Underwriter or such Affiliate, officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, or (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the case of the Registration Statement or any amendment thereto, or in the case of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made, and will reimburse each such Underwriter and each such Affiliate, officer, director or controlling person for any legal or other expenses reasonably incurred by such Underwriter or such Affiliate, officer, director or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(ii) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the case of the Registration Statement or any amendment thereto, or in the case of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, in the light of the circumstances under which they were made, and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof as described in Section 13 of this Agreement. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

(iii) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing; provided that the failure to so notify will not relieve the indemnifying party from any liability that the indemnifying party may have on account of the provisions of Sections 8(i) or (ii) or otherwise, except to the extent that the indemnifying party shall not have otherwise learned of such proceeding and such failure is materially prejudicial to the indemnifying party. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (a) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the indemnifying party shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties and one local counsel. Such firm shall be designated in writing by the Representatives in the case of parties indemnified pursuant to Section 8(i) and by the Company in the case of parties indemnified pursuant to Section 8(ii). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which such indemnified party is a party and indemnity was sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the fifth sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent to which the indemnification obligations of the Company hereunder are applicable if (a) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (b) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement (unless the indemnified party is contesting in good faith the amount so reimbursable).

(iv) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless to the extent required therein an indemnified party under Sections 8(i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(iii) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Underwriters bear to the total proceeds of the offering (the proceeds received by the Underwriters being equal to the total underwriting discounts and commissions received by the Underwriters), in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(iv) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(iv), (a) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations under this Section 8(iv) to contribute are several in proportion to their respective underwriting obligations and not joint.

(v) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

9. Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telecopied and confirmed as follows: if to the Underwriters, to Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, Attention: Syndicate Department, with a copy to ECM Legal, to J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Equity Syndicate Desk and to Morgan Stanley & Co. LLC, 1585 Broadway, New York, NY 10036, Facsimile: 212-507-8999, Attention: Investment Banking Division; if to the Company, to Health Care REIT, Inc., 4500 Dorr Street, Toledo, Ohio 43615, or via fax at (419) 247-2826, Attention: George L. Chapman, Chairman of the Board, Chief Executive Officer and President.

10. Termination. This Agreement may be terminated by the Representatives by notice to the Company as follows:

(i) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Option Shares) if any of the following has occurred: (a) since the date hereof, any adverse change or any development involving a prospective adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, business affairs, management or business prospects of the Company, whether or not arising in the ordinary course of business, that, in your judgment, is material so as to make the offering or delivery of the Shares impracticable or inadvisable, (b) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, make the offering or delivery of the Shares impracticable or inadvisable, (c) trading in securities generally on the NYSE, the NYSE Amex Equities or the NASDAQ, or in the Company’s securities on the NYSE, shall have been suspended or materially limited (other than limitations on hours or numbers of days of trading) or minimum prices shall have been established for securities on any such exchange, (d) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (e) declaration of a banking moratorium by either federal or New York State authorities or material disruption in securities settlement or clearance services in the United States, (f) any litigation or proceeding is pending or threatened against any Underwriter which seeks to enjoin or otherwise restrain, or seeks damages in connection with, or questions the legality or validity of this Agreement or the transactions contemplated hereby, or (g) any downgrading, or the giving of any notice of (1) any intended or potential downgrading or (2) any review or possible change that does not indicate an affirmation or improvement in the rating, if any, accorded to any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act; or

(ii) as provided in Sections 6 and 11 of this Agreement.

11. Default by Underwriters. If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date (except in the event of a default on the part of the Company), and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is ten percent or less of the aggregate number of Shares to be purchased on such date, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Shares by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Closing Date or the Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule I hereto bears to the aggregate number of Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default (except in the event of a default on the part of the Company) occurs is more than ten percent of the aggregate number of Shares to be purchased, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representatives or the Company shall have the right to postpone the Closing or the Option Closing, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements may be effected. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

12. Successors. This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Shares merely because of such purchase.

13. Information Provided by Underwriters. The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by the Underwriters to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the information set forth in the third and thirteenth through eighteenth paragraphs (provided that, with respect to such eighteenth paragraph, only the Underwriter that maintains a website through which information relating to the sale of the Shares is provided shall be deemed to have provided information through such website for purposes of this Section 13 and the information so provided shall be deemed to include only the information contained in such website other than the Prospectus) under the caption “Underwriting” in the Prospectus.

14. Miscellaneous. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (iii) delivery of and payment for the Shares under this Agreement.

The Company hereby acknowledges that each of the Underwriters is acting solely as an underwriter in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that any Underwriter act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that any Underwriter may undertake or has undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Company and the Underwriters each submits to the exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan in the City and County of New York and the United States District Court for the Southern District of New York with respect to any action or dispute in any way arising out of or relating to this Agreement. Each of the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Underwriters waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.

[The remainder of this page is intentionally left blank.]

If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the Underwriters in accordance with its terms.

Very truly yours,

HEALTH CARE REIT, INC.

By:	/s/ George L. Chapman
Name:	George L. Chapman
Title:	Chairman, Chief Executive Officer and President

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
J.P. MORGAN SECURITIES LLC
MORGAN STANLEY & CO. LLC
As Representatives of the Underwriters listed on Schedule I

By:	MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

	By:	/s/ Gray Hampton
Name: Gray Hampton
Title: Managing Director

By:	J.P. MORGAN SECURITIES LLC

	By:	/s/ Eddy Allegaert
Name: Eddy Allegaert
Title: Managing Director

By:	MORGAN STANLEY & CO. LLC

	By:	/s/ Seth Weintrob
Name: Seth Weintrob
Title: Managing Director

SCHEDULE I

Schedule of Underwriters

Underwriter	Number of Shares to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	6,999,460
J.P. Morgan Securities LLC	4,374,500
Morgan Stanley & Co. LLC	4,374,500
Deutsche Bank Securities Inc.	1,782,695
KeyBanc Capital Markets Inc.	1,337,145
Wells Fargo Securities, LLC	1,337,145
Citigroup Global Markets Inc.	780,000
RBC Capital Markets, LLC	780,000
Stifel, Nicolaus & Company, Incorporated	780,000
UBS Securities LLC	780,000
Barclays Capital Inc.	529,295
Credit Agricole Securities (USA) Inc.	529,295
PNC Capital Markets LLC	529,295
Raymond James & Associates, Inc.	529,295
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	111,475
BNY Mellon Capital Markets, LLC	111,475
Comerica Securities, Inc.	111,475
The Huntington Investment Company	111,475
RBS Securities Inc.	111,475

Total	26,000,000

SCHEDULE II

Public Offering Price Per Share:	$56.00
Number of Shares Subject to the Offering:	26,000,000

SCHEDULE III

None.

SCHEDULE IV

Schedule of Subsidiaries

Name of Subsidiary	State of Organization
1 Sutphin Drive Associates, LLC	WV
100 Knoedler Road, LLC	DE
101 Bickford Extension Avon LLC	DE
101 Membership Company of Maryland, Inc.	MD
101 Membership Company of West Virginia, Inc.	WV
101 Membership Holding Company I of Pennsylvania, Inc.	PA
1011 E. Pecan Grove Road, LLC	DE
10225 Cypresswood Drive, LLC	DE
10475 Wilshire Boulevard Borrower, LLC	DE
10475 Wilshire Boulevard, LLC	DE
111 Lazelle Road East, LLC	DE
111 South Shore Drive East Haven LLC	DE
1118 N. Stoneman Avenue, LLC	DE
11320 North Council Road, LLC	DE
1160 Elm Street Rocky Hill LLC	DE
1185 Davidson Road, LLC	DE
1205 North Church Street, LLC	DE
1221 Seventh Street, LLC	DE
12429 Scofield Farms Drive, LLC	DE
130 Buena Vista Street, LLC	DE
13075 Evening Creek Drive South, LLC	DE
132 Warwick Road, LLC	DE
13200 South May Avenue, LLC	DE
1329 Brown Street, LLC	DE
1340 N. Washington Boulevard, LLC	DE
1405 Limekiln Pike, LLC	DE
1425 Yorkland Road, LLC	DE
143 West Franklin Avenue, LLC	DE
1460 Johnson Ferry Road, LLC	DE
14707 Northville Road, LLC	DE
15 Edison Road, LLC	DE
1500 Borden Road, LLC	DE
153 Cardinal Drive Agawam LLC	DE
1530 Needmore Holdings, LLC	DE
15401 North Pennsylvania Avenue, LLC	DE
155 Raymond Road, LLC	DE
1565 Virginia Ranch Road, LLC	DE
1600 Center Road, LLC	DE
1625 W. Spring Street, LLC	DE
1710 S.W. Health Parkway, LLC	DE
17231 Mill Forest Road, LLC	DE
1785 Freshley Avenue, LLC	DE
180 Scott Road Waterbury LLC	DE
1818 Martin Drive, LLC	DE
1850 Crown Park Court, LLC	DE

Name of Subsidiary	State of Organization
18th Avenue ALF, LLC	KS
1920 Cleveland Road West, LLC	DE
1931 Southwest Arvonia Place, LLC	DE
1936 Brookdale Road, LLC	DE
2 Technology Drive North Chelmsford LLC	DE
20 Academy Lane LLC	DE
200 E. Village Road, LLC	DE
2003 Falls Boulevard Quincy LLC	DE
2005 Route 22 West, LLC	DE
2021 Highway 35, LLC	DE
2050 North Webb Road, LLC	DE
209 Merriman Road, L.L.C.	DE
21 Bradley Road Woodbridge LLC	DE
2101 New Hope Street, LLC	DE
22 Richardson Road Centerville LLC	DE
222 East Beech Street—Jefferson, L.L.C.	DE
2281 Country Club Drive, LLC	DE
22955 Eastex Freeway, LLC	DE
23 Southpointe Drive, LLC	DE
2300 Washington Street Newton LLC	DE
2325 Rockwell Drive, LLC	DE
2341 W. Norvell Bryant Highway, LLC	DE
2387 Boston Road Wilbraham LLC	DE
240 E. Third Street, LLC	DE
2416 Brentwood Street, LLC	DE
242 Main Street Salem LLC	DE
246A Federal Road Brookfield LLC	DE
25 Cobb Street Mansfield LLC	DE
2695 Valleyview Boulevard, LLC	DE
27 Forest Falls Drive Yarmouth LLC	DE
2750 Reservoir Avenue Trumbull LLC	DE
280 Newtonville Avenue Newton LLC	DE
2800 60th Avenue West, LLC	DE
2860 Country Drive, LLC	DE
2929 West Holcombe Boulevard, LLC	DE
300 Pleasant Street Concord LLC	DE
303 Valley Road Middletown LLC	DE
311 E. Hawkins Parkway, LLC	DE
311 Route 73, LLC	DE
3200 West Slaughter Lane, LLC	DE
3220 Peterson Road, LLC	DE
331 Holt Lane Associates, LLC	WV
340 May Street Worcester LLC	DE
3434 Watters Road, LLC	DE
35 Hamden Hills Drive Hamden LLC	DE
350 Locust Drive, LLC	DE

3535 Manchester Avenue Borrower, LLC	DE
3535 Manchester Avenue, LLC	DE
36101 Seaside Boulevard, LLC	DE
3625 Green Crest Street, LLC	DE
3650 Southeast 18th Avenue, LLC	DE
3921 North Main Street, LLC	DE
402 South Colonial Drive, LLC	DE
41 Springfield Avenue, LLC	DE
417 Main Street Niantic LLC	DE
4206 Stammer Place, LLC	DE
422 23rd Street Associates, LLC	WV
430 Centre Street Newton LLC	DE
430 North Union Road, LLC	DE
4315 Johns Creek Parkway, LLC	DE
432 Buckland Road South Windsor LLC	DE
438 23rd Street Associates, LLC	WV
4402 South 129th Avenue West, LLC	DE
4500 Dorr Street Holdings, LLC	DE
4775 Village Drive, LLC	DE
4855 Snyder Lane, LLC	DE
5 Rolling Meadows Associates, LLC	WV
50 Sutherland Road Brighton LLC	DE
50 Town Court, LLC	DE
500 Seven Fields Boulevard, LLC	DE
504 North River Road, LLC	DE
505 North Maize Road, LLC	DE
511 Kensington Avenue Meriden LLC	DE
515 Jack Martin Boulevard, LLC	DE
5165 Summit Ridge Court, LLC	DE
5166 Spanson Drive SE, LLC	DE
5301 Creedmoor Road, LLC	DE
5437 Eisenhauer Road, LLC	DE
5455 Glenridge Drive, NE, LLC	DE
5521 Village Creek Drive, LLC	DE
5550 Old Jacksonville Highway, LLC	DE
5700 Karl Road, LLC	DE
5902 North Street, LLC	DE
645 Saybrook Road Middletown LLC	DE
655 Mansell Road, LLC	DE
6605 Quail Hollow Road, LLC	DE
680 Mountain Boulevard, LLC	DE
687 Harbor Road Shelburne LLC	DE
6949 Main Street, LLC	DE
699 South Park Associates, LLC	WV
700 Chickering Road North Andover LLC	DE
700 Smith Street Providence LLC	DE
701 Market Street, LLC	DE
721 Hickory Street, LLC	DE
7231 East Broadway, LLC	DE
731 Old Buck Lane, LLC	DE
75 Minnesota Avenue Warwick LLC	DE
750 North Collegiate Drive, LLC	DE
7610 Isabella Way, LLC	DE

77 Plains Road LLC	DE
7900 Creedmoor Road, LLC	DE
7950 Baybranch Drive, LLC	DE
799 Yellowstone Drive, LLC	DE
800 Canadian Trails Drive, LLC	DE
800 Oregon Street, LLC	DE
8220 Natures Way, LLC	DE
831 Santa Barbara Boulevard, LLC	DE
8503 Mystic Park, LLC	DE
867 York Road Associates, LLC	PA
8702 South Course Drive, LLC	DE
901 Florsheim Drive, LLC	DE
9131-6844 Québec Inc.	Quebec, Canada
935 Union Lake Road, LLC	DE
965 Hager Drive, LLC	DE
9802 48th Drive NE, LLC	DE
Academy Nursing Home, Inc.	MA
ADS / Multicare, Inc.	DE
AMCO I, LLC	WI
Anchor HCN Properties II, LLC	DE
Apple Valley Operating Corp.	MA
Arcadia Associates	MA
ASL, Inc.	MA
Badger RE Portfolio I, LLC	WI
Badger RE Portfolio II, LLC	WI
Badger RE Portfolio III, LLC	WI
Badger RE Portfolio IV, LLC	WI
Badger RE Portfolio V, LLC	WI
BAL Colts Neck LLC	DE
BAL Fenwick Island LLC	DE
BAL Governor's Crossing LLC	DE
BAL Holdings I, LLC	DE
BAL Holdings II, LLC	DE
BAL Holdings III, LLC	DE
BAL Holdings VII, LLC	DE
BAL Howell LLC	DE
BAL Longwood LLC	PA
BAL Reflections LLC	DE
BAL Savoy Little Neck LLC	DE
BAL Sycamore LLC	DE
BAL Toms River LLC	DE
Ballard Healthcare Investors, LLC	DE
Bellevue Healthcare Properties, LLC	DE
Bellevue Physicians, LLC	DE
Belmont Village Buckhead Tenant, LLC	DE
Belmont Village Cardiff Tenant, LLC	DE
Belmont Village Green Hills Tenant, LLC	DE
Belmont Village Johns Creek Tenant, LLC	DE
Belmont Village Landlord, LLC	DE
Belmont Village Memphis Tenant, LLC	DE
Belmont Village Sabre Springs Tenant, LLC	DE
Belmont Village Tenant 2, LLC	DE
Belmont Village Tenant, LLC	DE

2

Belmont Village West University Tenant, LLC	DE
Belmont Village Westwood Tenant, LLC	DE
Benchmark Investments X LLC	DE
Berkeley Haven Limited Partnership	WV
Berks Nursing Homes, Inc.	PA
Boardman Physicians LLC	DE
Brandall Central Avenue, LLC	DE
Breyut Convalescent Center, L.L.C.	NJ
Bridgeton Healthcare Investors, LLC	DE
Brierbrook Partners, LLC	TN
Brinton Manor, Inc.	DE
BSL Huntington Terrace LLC	DE
Burlington Woods Convalescent Center, Inc.	NJ
B-X Agawam LLC	DE
B-X Avon LLC	DE
B-X Brighton LLC	DE
B-X Brookfield LLC	DE
B-X Centerville LLC	DE
B-X Concord LLC	DE
B-X Danvers LLC	DE
B-X East Haven LLC	DE
B-X Hamden LLC	DE
B-X Mansfield LLC	DE
B-X Meriden LLC	DE
B-X Middletown CT LLC	DE
B-X Middletown RI LLC	DE
B-X Milford LLC	DE
B-X Mystic LLC	DE
B-X Newton LLC	DE
B-X Newton Lower Falls LLC	DE
B-X Newtonville LLC	DE
B-X Niantic LLC	DE
B-X North Andover LLC	DE
B-X North Chelmsford LLC	DE
B-X Operations Holding Company LLC	DE
B-X Providence LLC	DE
B-X Quincy LLC	DE
B-X Rocky Hill LLC	DE
B-X Salem LLC	DE
B-X Shelburne LLC	DE
B-X South Windsor LLC	DE
B-X Trumbull LLC	DE
B-X Warwick LLC	DE
B-X Waterbury LLC	DE
B-X Wilbraham LLC	DE
B-X Willows Cottages LLC	DE
B-X Willows Cottages Trustee LLC	DE
B-X Woodbridge LLC	DE
B-X Worcester LLC	DE
B-X Yarmouth LLC	DE
CAL-GAT Limited Partnership	FL
CAL-LAK Limited Partnership	FL
Canterbury of Shepherdstown Limited Partnership	WV

Catonsville Meridian Limited Partnership	MD
Concord Health Group, Inc.	DE
Cooper Holding, L.L.C.	FL
Cooper, L.L.C.	DE
Crestview Convalescent Home, Inc.	PA
Crestview North, Inc.	PA
CRP/BWN Litchfield L.L.C.	DE
CSH-HCN (Alexander) Inc.	Ontario, Canada
CSH-HCN (Avondale) Inc.	Ontario, Canada
CSH-HCN (Belcourt) Inc.	Ontario, Canada
CSH-HCN (Christopher) Inc.	Ontario, Canada
CSH-HCN (Fountains) Inc.	Ontario, Canada
CSH-HCN (Gordon) Inc.	Ontario, Canada
CSH-HCN (Héritage) Inc.	Ontario, Canada
CSH-HCN (Kingsville) Inc.	Ontario, Canada
CSH-HCN (Lansing) Inc.	Ontario, Canada
CSH-HCN (Leamington) Inc.	Ontario, Canada
CSH-HCN (Livingston) Inc.	Ontario, Canada
CSH-HCN (Marquis) Inc.	Ontario, Canada
CSH-HCN (McConnell) Inc.	Ontario, Canada
CSH-HCN (Pines) Inc.	Ontario, Canada
CSH-HCN (Rideau) Inc.	Ontario, Canada
CSH-HCN (Royalcliffe) Inc.	Ontario, Canada
CSH-HCN (Scarlett) Inc.	Ontario, Canada
CSH-HCN (Tranquility) Inc.	Ontario, Canada
CSH-HCN Lessee (Alexander) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Alexander) LP	Ontario, Canada
CSH-HCN Lessee (Archer) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Archer) LP	Ontario, Canada
CSH-HCN Lessee (Avondale) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Avondale) LP	Ontario, Canada
CSH-HCN Lessee (Belcourt) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Belcourt) LP	Ontario, Canada
CSH-HCN Lessee (Boulogne) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Boulogne) LP	Ontario, Canada
CSH-HCN Lessee (Chicoutimi) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Chicoutimi) LP	Ontario, Canada
CSH-HCN Lessee (Christopher) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Christopher) LP	Ontario, Canada
CSH-HCN Lessee (Écores) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Écores) LP	Ontario, Canada
CSH-HCN Lessee (Fountains) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Fountains) LP	Ontario, Canada
CSH-HCN Lessee (Giffard) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Giffard) LP	Ontario, Canada
CSH-HCN Lessee (Gordon) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Gordon) LP	Ontario, Canada
CSH-HCN Lessee (Harmonie) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Harmonie) LP	Ontario, Canada
CSH-HCN Lessee (Héritage) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Héritage) LP	Ontario, Canada
CSH-HCN Lessee (Imperial) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Imperial) LP	Ontario, Canada

3

CSH-HCN Lessee (Jonquière) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Jonquière) LP	Ontario, Canada
CSH-HCN Lessee (Kingsville) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Kingsville) LP	Ontario, Canada
CSH-HCN Lessee (l’Atrium) GP Inc.	Ontario, Canada
CSH-HCN Lessee (l’Atrium) LP	Ontario, Canada
CSH-HCN Lessee (l’Ermitage) GP Inc.	Ontario, Canada
CSH-HCN Lessee (l’Ermitage) LP	Ontario, Canada
CSH-HCN Lessee (L’Estrie) GP Inc.	Ontario, Canada
CSH-HCN Lessee (L’Estrie) LP	Ontario, Canada
CSH-HCN Lessee (Lachine) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Lachine) LP	Ontario, Canada
CSH-HCN Lessee (Lansing) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Lansing) LP	Ontario, Canada
CSH-HCN Lessee (Laviolette) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Laviolette) LP	Ontario, Canada
CSH-HCN Lessee (Leamington) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Leamington) LP	Ontario, Canada
CSH-HCN Lessee (Livingston) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Livingston) LP	Ontario, Canada
CSH-HCN Lessee (Marquis) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Marquis) LP	Ontario, Canada
CSH-HCN Lessee (McConnell) GP Inc.	Ontario, Canada
CSH-HCN Lessee (McConnell) LP	Ontario, Canada
CSH-HCN Lessee (Notre-Dame) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Notre-Dame) LP	Ontario, Canada
CSH-HCN Lessee (Pines) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Pines) LP	Ontario, Canada
CSH-HCN Lessee (Pointe-aux-Trembles)GP Inc.	Ontario, Canada
CSH-HCN Lessee (Pointe-aux-Trembles) LP	Ontario, Canada
CSH-HCN Lessee (Renaissance) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Renaissance) LP	Ontario, Canada
CSH-HCN Lessee (Rideau) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Rideau) LP	Ontario, Canada
CSH-HCN Lessee (Rive-Sud) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Rive-Sud) LP	Ontario, Canada
CSH-HCN Lessee (Royalcliffe) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Royalcliffe) LP	Ontario, Canada
CSH-HCN Lessee (Saguenay) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Saguenay) LP	Ontario, Canada
CSH-HCN Lessee (Saint-Jérôme) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Saint-Jérôme) LP	Ontario, Canada
CSH-HCN Lessee (Scarlett) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Scarlett) LP	Ontario, Canada
CSH-HCN Lessee (Tranquility) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Tranquility) LP	Ontario, Canada
CSH-HCN Lessee (Trembles) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Trembles) LP	Ontario, Canada
CSH-HCN Lessee (Wellesley) GP Inc.	Ontario, Canada
CSH-HCN Lessee (Wellesley) LP	Ontario, Canada

Cumberland Associates of Rhode Island, L.P.	DE
DELM Nursing, Inc.	PA
DePaul Physicians, LLC	DE
Dover ALF, LLC	DE
Dover Health Care Associates, Inc.	DE
DRF Boardman LLC	MN
DRF Bridgeton LLC	MN
DRF Durango LLC	MN
DRF Great Falls LLC	MN
DRF Lenexa LLC	MN
DRF Lincoln LLC	MN
DRF LSL LLC	MN
DRF Shawnee Mission LLC	MN
DRF South Valley LLC	MN
DRF Southwest Medical Building LLC	MN
DRF Westminster LLC	MN
DSG-2010 Loans I, Inc.	DE
Dublin Senior Community DRV, LLC	OK
Dublin Senior Community WPP, LLC	OK
Easton Meridian Limited Partnership	MD
Edella Street Associates	PA
Encare of Mendham, L.L.C.	NJ
Encare of Pennypack, Inc.	PA
Encare of Quakertown, Inc.	PA
Encare of Wyncote, Inc.	PA
FC-GEN Acquisition Holdings, LLC	DE
FC-GEN Acquisition, Inc.	DE
FC-GEN Real Estate, LLC	DE
FC-JEN Leasing, LLC	DE
FHC Mount Vernon LLC	MN
FLA-PALM COURT, Limited Partnership	FL
Frauenshuh Ballard LLC	MN
Frauenshuh Bridgeton LLC	MN
Frauenshuh Burleson LLC	DE
Frauenshuh Castle Rock LLC	MN
Frauenshuh Greeneville LLC	MN
Frauenshuh Harker Heights, LLC	DE
Frauenshuh HealthCare Properties, LLC	DE
Frauenshuh HealthCare Real Estate Solutions, LLC	MN
Frauenshuh HealthCare Venture Properties, LLC	DE
Frauenshuh Killeen LLC	MN
Frauenshuh Tacoma LLC	DE
Frauenshuh Temple LLC	DE
Gemini Davenport, LLC	OK
Gemini Las Colinas, L.L.C.	OK
Gemini Romeoville, LLC	OK
Gemini SS Lessee, LLC	OK
Gemini Villa Ventura, L.L.C.	OK
Gemini Wexford, L.L.C.	OK
Genesis ElderCare Centers—Harston, Inc.	PA
Genesis ElderCare Corp.	DE
Genesis Eldercare National Centers, Inc.	FL
Genesis Health Care Holding Company I, Inc.	DE

4

Genesis Health Care Holding Company II, Inc.	DE
Genesis Health Ventures of Bloomfield, Inc.	PA
Genesis Health Ventures of Clarks Summit, Inc.	PA
Genesis Health Ventures of Massachusetts, Inc.	PA
Genesis Health Ventures of Naugatuck, Inc.	PA
Genesis Health Ventures of Salisbury, Inc.	PA
Genesis Health Ventures of West Virginia, Inc.	PA
Genesis Health Ventures of West Virginia, L.P.	PA
Genesis Health Ventures of Wilkes-Barre, Inc.	PA
Genesis Healthcare Centers Holdings, Inc.	DE
Genesis Healthcare Corporation	PA
Genesis Meridian 7 Leasing Properties Limited Partnership, L.L.P.	VA
Genesis Meridian 7 Partnership Holding Company L.L.C.	DE
Genesis Properties of Delaware Corporation	DE
Genesis Properties of Delaware Ltd. Partnership, L.P.	DE
Genesis/Harbor, LLC	DE
Geriatric & Medical Companies, Inc.	DE
Geriatric and Medical Services, Inc.	NJ
Geri-Med Corp.	PA
Glenmark Associates, Inc.	WV
Glenmark Associates-Dawnview Manor, Inc.	WV
Glenmark Properties I, Limited Partnership	WV
Glenmark Properties, Inc.	WV
GMA Partnership Holding Company, Inc.	WV
GMA-Brightwood, Inc.	WV
GMA-Madison, Inc.	WV
GMA-Uniontown, Inc.	PA
Grand Ledge I, LLC	DE
Great Falls Clinic – Frauenshuh, LLC	MN
Greeneville Healthcare Investors, LLC	DE
Greenspring Meridian Limited Partnership	MD
Groton Associates of Connecticut, L.P.	DE
Habitation Domaine des Trembles Inc.	Quebec, Canada
Habitation Faubourg Giffard Inc.	Quebec, Canada
Hammes Company Green Bay I, LLC	WI
Hammes Company Green Bay II, LLC	WI
Hammonds Lane Meridian Limited Partnership	MD
HC Mill Creek I, LLC	WI
HC Redmond I, LLC	WI
HC Summit I, LLC	WI
HCN (Pembroke) Property Inc.	British Columbia, Canada
HCN (Stonehaven) Property Inc.	British Columbia, Canada
HCN Access Holdings, LLC	DE
HCN Access Las Vegas I, LLC	DE
HCN Canadian Investment -1 LP	Ontario, Canada
HCN Canadian Investment -2 LP	Ontario, Canada
HCN Canadian Leasing Ltd.	British Columbia, Canada
HCN Canadian Properties, Inc.	New Brunswick, Canada

HCN Capital Holdings II, LLC	DE
HCN Capital Holdings, LLC	DE
HCN Development Services Group, Inc.	IN
HCN Emerald Holdings, LLC	DE
HCN FCE Life Sciences, LLC	DE
HCN Fountains Leasing Ltd.	British Columbia, Canada
HCN Imperial Leasing Ltd.	British Columbia, Canada
HCN Interra Lake Travis LTACH, LLC	DE
HCN Investment GP-1 Ltd.	British Columbia, Canada
HCN Investment GP-2 Ltd.	British Columbia, Canada
HCN Investment LP-1 Ltd.	British Columbia, Canada
HCN Investment LP-2 Ltd.	British Columbia, Canada
HCN Lake Travis Holdings, LLC	DE
HCN Lake Travis Property One, LLC	DE
HCN Lake Travis Property Two, LLC	DE
HCN Lessee (Pembroke) GP Inc.	British Columbia, Canada
HCN Lessee (Pembroke) LP	Ontario, Canada
HCN Lessee (Ross) GP Inc.	British Columbia, Canada
HCN Lessee (Ross) LP	Ontario, Canada
HCN Lessee (Stonehaven) GP Inc.	British Columbia, Canada
HCN Lessee (Stonehaven) LP	Ontario, Canada
HCN Medicus Holdings, LLC	DE
HCN Navvis Clarkson Valley, LLC	DE
HCN Renaissance Leasing Ltd.	British Columbia, Canada
HCN Rendina Holdings, LLC	DE
HCN Rendina Merced, LLC	DE
HCN Ross Leasing Ltd.	British Columbia, Canada
HCN UK Investments Limited	Island of Jersey
HCN UK Holdco Limited	Island of Jersey
HCN-TH Wisconsin I, LLC	DE
HCN-TH Wisconsin II, LLC	DE
HCN-TH Wisconsin III, LLC	DE
HCN-TH Wisconsin IV, LLC	DE
HCN-TH Wisconsin V, LLC	DE
HCN-TH Wisconsin VI, LLC	DE
HCN-TH Wisconsin VII, LLC	DE
HCN-TH Wisconsin VIII, LLC	DE
HCRE Solutions, LLC	DE
HCRI 3400 Old Milton, LLC	DE
HCRI 5670 Peachtree Dunwoody, LLC	DE
HCRI 975 Johnson Ferry, LLC	DE
HCRI Abingdon Holdings, Inc.	NC
HCRI Abingdon Properties, LP	NC
HCRI Akron Properties, LLC	DE
HCRI Allen Medical Facility, LLC	DE
HCRI Ancillary TRS, Inc.	DE
HCRI Asheboro Holdings, Inc.	NC
HCRI Asheboro Properties, LP	NC
HCRI Beachwood, Inc.	OH
HCRI Boardman Properties, LLC	DE
HCRI Broadview, Inc.	OH

5

HCRI Burlington Manor Holdings, Inc.	NC
HCRI Burlington Manor Properties, LP	NC
HCRI Carmel Building A Medical Facility, LLC	DE
HCRI Carmel Building B Medical Facility, LLC	DE
HCRI Cold Spring Properties, LLC	DE
HCRI Concord Place Holdings, Inc.	NC
HCRI Concord Place Properties, LP	NC
HCRI Cumberland Properties, LLC	DE
HCRI Dallas Medical Facility, LLC	DE
HCRI Dayton Place – Denver Properties, LLC	DE
HCRI Deerfield Beach Medical Facility, LLC	DE
HCRI Draper Place Properties Trust	MA
HCRI Drum Hill Properties, LLC	DE
HCRI Eden Holdings, Inc.	NC
HCRI Eden Properties, LP	NC
HCRI Emerald Holdings, LLC	DE
HCRI Exchange Management I, LLC	DE
HCRI Exchange Properties I, LLC	DE
HCRI Fairmont Properties, LLC	DE
HCRI Financial Services, LLC	DE
HCRI Financing, Inc.	DE
HCRI Fore River Medical Facility, LLC	DE
HCRI Fort Wayne Medical Facility, LLC	DE
HCRI Gaston Manor Holdings, Inc.	NC
HCRI Gaston Manor Properties, LP	NC
HCRI High Point Manor Holdings, Inc.	NC
HCRI High Point Manor Properties, LP	NC
HCRI Holdings Trust	MA
HCRI Hunters Glen Properties, LLC	DE
HCRI Illinois Properties II, LLC	DE
HCRI Illinois Properties, LLC	DE
HCRI Indiana Properties, Inc.	DE
HCRI Indiana Properties, LLC	IN
HCRI Investments, Inc.	DE
HCRI Kansas Properties, LLC	DE
HCRI Kentucky Properties, LLC	KY
HCRI Kirkland Properties, LLC	DE
HCRI Limited Holdings, Inc.	DE
HCRI Logistics, Inc.	DE
HCRI Louisiana Properties, L.P.	DE
HCRI Marina Place Properties Trust	MA
HCRI Massachusetts Properties Trust	MA
HCRI Massachusetts Properties Trust II	MA
HCRI Massachusetts Properties, Inc.	DE
HCRI Merrillville Medical Facility, LLC	DE
HCRI Missouri Properties, LLC	DE
HCRI Nassau Bay Medical Facility, LLC	DE
HCRI Nevada Properties, Inc.	NV
HCRI New Hampshire Properties, LLC	DE
HCRI North Carolina Properties I, Inc.	NC
HCRI North Carolina Properties II, Inc.	NC
HCRI North Carolina Properties III, Limited Partnership	NC

HCRI North Carolina Properties, LLC	DE
HCRI NY-NJ Properties, LLC	DE
HCRI Pennsylvania Properties Holding Company	DE
HCRI Pennsylvania Properties, Inc.	PA
HCRI Plano Medical Facility, LLC	DE
HCRI Prestonwood Medical Facility, LLC	DE
HCRI Provider Properties, LLC	DE
HCRI Raleigh Medical Facility, LLC	DE
HCRI Ridgeland Pointe Properties, LLC	DE
HCRI Rogers Medical Facility, LLC	DE
HCRI Roswell I Medical Facility, LLC	DE
HCRI Roswell II Medical Facility, LLC	DE
HCRI Roswell III Medical Facility, LLC	DE
HCRI Senior Housing Properties, Inc.	DE
HCRI Southern Investments I, Inc.	DE
HCRI Southlake Medical Facility, LLC	DE
HCRI Statesville Place Holdings I, Inc.	NC
HCRI Statesville Place Holdings II, Inc.	NC
HCRI Statesville Place Properties I, LP	NC
HCRI Statesville Place Properties II, LP	NC
HCRI Summit Properties, LLC	DE
HCRI Tallahassee Medical Facility, LLC	DE
HCRI Tennessee Properties, Inc.	DE
HCRI Tennessee Properties, LLC	DE
HCRI Texas Health Southlake
Hospital Medical Facility, LLC	DE
HCRI Texas Properties, Inc.	DE
HCRI Texas Properties, Ltd.	TX
HCRI TRS Acquirer II, LLC	DE
HCRI TRS Acquirer, LLC	DE
HCRI Tucson Properties, Inc.	DE
HCRI Van Nuys Medical Facility, LLC	DE
HCRI Virginia Beach Medical Facility, LLC	DE
HCRI Weddington Park Holdings, Inc.	NC
HCRI Weddington Park Properties, LP	NC
HCRI Westgate Medical Facility, LLC	DE
HCRI Westlake, Inc.	OH
HCRI Wilburn Gardens Properties, LLC	DE
HCRI Wisconsin Properties, LLC	WI
HCRIX Houston, LLC	DE
Health Care REIT, Inc.	DE
Health Resources of Cedar Grove, Inc.	NJ
Health Resources of Cinnaminson, Inc.	NJ
Health Resources of Cranbury, L.L.C.	NJ
Health Resources of Cumberland, Inc.	DE
Health Resources of Eatontown, L.L.C.	NJ
Health Resources of Emery, L.L.C.	NJ
Health Resources of Englewood, Inc.	NJ
Health Resources of Fair Lawn, L.L.C.	NJ
Health Resources of Gardner, Inc.	DE
Health Resources of Glastonbury, Inc.	CT
Health Resources of Groton, Inc.	DE
Health Resources of Middletown (RI), Inc.	DE

6

Health Resources of Ridgewood, L.L.C.	NJ
Health Resources of Rockville, Inc.	DE
Health Resources of South Brunswick, L.L.C.	NJ
Health Resources of Wallingford, Inc.	DE
Health Resources of Warwick, Inc.	DE
Health Resources of West Orange, L.L.C.	NJ
Healthcare Property Managers of America, LLC	FL
Healthcare Resources Corp.	PA
Heat Merger Sub, LLC	DE
Heat OP TRS, Inc.	DE
HH Florida, LLC	DE
Highland Healthcare Investors, LLC	DE
Hilltop Health Care Center, Inc.	DE
Holly Manor Associates of New Jersey, L.P.	DE
Horizon Associates, Inc.	WV
HRWV Huntington, Inc.	WV
Imperial Place Residence Inc.	Quebec, Canada
Jupiter Landlord, LLC	DE
Kaiser Gemini Burgundy, LLC	OK
Kaiser Gemini Woodland, LLC	OK
Keystone Nursing Home, Inc.	DE
Killeen Healthcare Investors, LLC	DE
Knollwood Manor, Inc.	PA
KSL Landlord, LLC	DE
Lake Mead Medical Investors Limited Partnership	FL
Laurel Health Resources, Inc.	DE
Le Wellesley Inc.	Quebec, Canada
Lehigh Nursing Homes, Inc.	PA
Lenexa Investors, LLC	DE
Les Belvédères de Lachine Inc.	Quebec, Canada
Les Jardins Laviolette Inc.	Quebec, Canada
Les Residences-Hôtellerie Harmonie Inc.	Quebec, Canada
LLUMCM, LLC	DE
Mabri Convalescent Center, Inc.	CT
Manoir Archer Inc.	Quebec, Canada
Manoir Bois de Boulogne Inc.	Quebec, Canada
Manoir et Cours de l'Atrium Inc.	Quebec, Canada
Manoir Pointe-aux-Trembles Inc.	Quebec, Canada
Manoir St-Jérôme Inc.	Quebec, Canada
Markglen, Inc.	WV
Marlinton Associates Limited Partnership	WV
Marlinton Associates, Inc.	PA
Marlinton Partnership Holding Company, Inc.	PA
McKerley Health Care Center –
Concord Limited Partnership	NH
McKerley Health Care Center—Concord, Inc.	NH
McKerley Health Care Centers, Inc.	NH
McKerley Health Facilities	NH
Med Properties Asset Group, L.L.C.	IN
Medical Real Estate Property
Managers of America, LLC	FL
Mercerville Associates of New Jersey, L.P.	DE

Meridian Edgewood Limited Partnership	MD
Meridian Health, Inc.	PA
Meridian Healthcare, Inc.	PA
Meridian Perring Limited Partnership	MD
Meridian Valley Limited Partnership	MD
Meridian Valley View Limited Partnership	MD
Meridian/Constellation Limited Partnership	MD
Merrill Gardens Harbor Court, LLC	WA
Merrill Gardens Windsor Manor, LLC	WA
MG Landlord, LLC	DE
MG Tenant, LLC	DE
MGP 41, LLC	DE
MGP 42, LLC	DE
MGP 43, LLC	DE
MGP 44, LLC	DE
MGP 45, LLC	DE
MGP 46, LLC	DE
MGP 47, LLC	DE
MGP 48, LLC	DE
MGP 49, LLC	DE
MGP 50, LLC	DE
MGP 51, LLC	DE
MGP 52, LLC	DE
MGP I, LLC	WA
MGP V, LLC	WA
MGP VI, LLC	WA
MGP X, LLC	WA
MGP XI, LLC	WA
MGP XII, LLC	WA
MGP XIII, LLC	WA
MGP XIV, LLC	WA
MGP XIX, LLC	WA
MGP XL, LLC	WA
MGP XV, LLC	WA
MGP XVI, LLC	WA
MGP XVII, LLC	WA
MGP XXIX, LLC	WA
MGP XXV, LLC	WA
MGP XXXII, LLC	WA
MGP XXXIII, LLC	WA
MGP XXXIX, LLC	WA
MGP XXXVII, LLC	WA
MGP XXXVIII, LLC	WA
Middletown (RI) Associates of Rhode Island, L.P.	DE
Midland I, LLC	DE
Midwest 108th & Q, LLC	DE
Midwest Ames, LLC	DE
Midwest Miracle Hills, LLC	DE
Midwest Prestwick, LLC	DE
Midwest Van Dorn, LLC	DE
Midwest Village of Columbus, LLC	DE
Midwest Windermere, LLC	DE
Midwest Woodbridge, LLC	DE

7

Milford ALF, LLC	DE
Mill Creek Real Estate Partners, LLC	DE
Millville Meridian Limited Partnership	MD
MIMA Real Estate, L.L.C.	FL
Montgomery Nursing Homes, Inc.	PA
Moorestown Physicians, LLC	DE
Mount Vernon Physicians, LLC	DE
Murrieta Healthcare Investors, LLC	DE
Murrieta Healthcare Properties, LLC	DE
North Cape Convalescent Center Associates, L.P.	PA
Northwest Total Care Center Associates L.P.	NJ
Nursing and Retirement Center of the Andovers, Inc.	MA
One Veronica Drive Danvers LLC	DE
Paramount Real Estate Services, Inc.	DE
Parthenon Property Holdings, LLC	DE
Pennsylvania BCC Properties, Inc.	PA
Petoskey I, LLC	DE
Petoskey II, LLC	DE
Philadelphia Avenue Associates	PA
Philadelphia Avenue Corporation	PA
Pleasant View Retirement Limited
Liability Company	DE
Plymouth I, LLC	DE
Pompton Associates, L.P.	NJ
Pompton Care, L.L.C.	NJ
Prescott Nursing Home, Inc.	MA
Providence Health Care, Inc.	DE
PVL Landlord—BC, LLC	DE
PVL Landlord—Hattiesburg, LLC	DE
PVL Landlord—STL Hills, LLC	DE
PVL Landlord—Webster, LLC	DE
Raleigh Manor Limited Partnership	WV
Redmond Partners, LLC	DE
Residence l'Ermitage Inc.	Quebec, Canada
Residence Notre-Dame
(Victoriaville) Inc.	Quebec, Canada
Rest Haven Nursing Home, Inc.	WV
River Street Associates	PA
Rose View Manor, Inc.	PA
Ross Place Retirement Residence Inc.	Quebec, Canada
RVNR, Inc.	DE
S&R Property SPE, LLC	DE
Sarah Brayton General Partnership	MA
Schuylkill Nursing Homes, Inc.	PA
Senior Living Ventures, Inc.	PA
Senior Star Investments I, LLC	DE
Senior Star Tenant, LLC	DE
Shawnee Mission Investors, LLC	DE
Silverado Senior Living Alhambra, Inc.	CA
Silverado Senior Living Azusa, Inc.	CA
Silverado Senior Living Costa Mesa, Inc.	CA
Silverado Senior Living Dallas, Inc.	DE

Silverado Senior Living Encinitas, Inc.	CA
Silverado Senior Living Escondido, Inc.	CA
Silverado Senior Living Houston, Inc.	DE
Silverado Senior Living Las Colinas, Inc.	DE
Silverado Senior Living Los Angeles, Inc.	CA
Silverado Senior Living of Cypresswood, Inc.	DE
Silverado Senior Living of Kingwood, Inc.	DE
Silverado Senior Living of Sugarland, Inc.	DE
Silverado Senior Living of Woodlands, Inc.	DE
Silverado Senior Living Properties, Inc.	DE
Silverado Senior Living Redondo Beach, Inc.	CA
Silverado Senior Living Salt Lake City, Inc.	DE
Silverado Senior Living San Juan Capistrano, Inc.	CA
Silverado Senior Living Scottsdale, Inc.	DE
Silverado Senior Living Turtle Creek, Inc.	DE
Silverado Senior Living Tustin, Inc.	CA
Silverado Senior Living, Inc.	CA
Solomont Family Fall River Venture, Inc.	MA
Somerset Ridge General Partnership	MA
South Valley Medical Building L.L.C.	MN
South Valley Venture, LLC	MN
Southern Ocean GP, LLC	NJ
SR-73 and Lakeside Ave LLC	DE
SSL Aspen Park SPE, LLC	DE
SSL Landlord, LLC	DE
SSL Sponsor, LLC	DE
SSL Tenant, LLC	DE
St. Joseph Physicians, LLC	DE
Stafford Associates of N.J., L.P.	NJ
Stafford Convalescent Center, Inc.	DE
Stafford Medical Office Pavilion, LLC	DE
Subtenant 10225 Cypresswood Drive, LLC	DE
Subtenant 1118 N. Stoneman Avenue, LLC	DE
Subtenant 1221 Seventh Street, LLC	DE
Subtenant 125 W. Sierra Madre Avenue, LLC	DE
Subtenant 1301 Ralston Avenue, LLC	DE
Subtenant 1430 East 4500 South, LLC	DE
Subtenant 1500 Borden Road, LLC	DE
Subtenant 22955 Eastex Freeway, LLC	DE
Subtenant 240 E. Third Street, LLC	DE
Subtenant 30311 Camino Capistrano, LLC	DE
Subtenant 330 North Hayworth Avenue, LLC	DE
Subtenant 335 Saxony Road, LLC	DE
Subtenant 350 W. Bay Street, LLC	DE
Subtenant 3611 Dickason Avenue, LLC	DE
Subtenant 514 N. Prospect Avenue, LLC	DE
Subtenant 5521 Village Creek Drive, LLC	DE
Subtenant 7950 Baybranch Drive, LLC	DE
Subtenant 8855 West Valley Ranch Parkway, LLC	DE
Subtenant 9410 E. Thunderbird, LLC	DE
Sunrise of Bagshot II Limited	Island of Jersey
Sunrise of Hale Barns Limited	Island of Jersey
Sunrise of Knowle Limited	Island of Jersey

8

Sunrise of Sevenoaks Limited	Island of Jersey
Sunrise of Winchester Limited	Island of Jersey
Sunrise Operations Bagshot II Limited	United Kingdom
Sunrise Operations Hale Barns Limited	United Kingdom
Sunrise Operations Knowle Limited	United Kingdom
Sunrise Operations Sevenoaks Limited	United Kingdom
Sunrise Operations Winchester Limited	United Kingdom
Tacoma Healthcare Investors, LLC	DE
Teays Valley Haven Limited Partnership	WV
The Apple Valley Limited Partnership	MA
The Apple Valley Partnership Holding
Company, Inc.	PA
The House of Campbell, Inc.	WV
The Multicare Companies, Inc.	DE
The Renaissance Resort Retirement Living Inc.	Quebec, Canada
The Sarah Brayton Partnership Holding Company, Inc.	DE
The Somerset Partnership Holding Company	MA
The Straus Group—Hopkins House, L.P.	NJ
The Straus Group—Old Bridge, L.P.	NJ
The Straus Group—Quakertown Manor, L.P.	NJ
The Straus Group—Ridgewood, L.P.	NJ
Villa Chicoutimi Inc.	Quebec, Canada
Villa De L'Estrie Inc.	Quebec, Canada
Villa du Saguenay Inc.	Quebec, Canada
Villa Jonquière Inc.	Quebec, Canada
Villa Rive-Sud Inc.	Quebec, Canada
Villas Realty & Investments, Inc.	PA
Voorhees Healthcare Properties, LLC	DE
Voorhees Physicians, LLC	DE
Waldorf Property, LLC	MD
Wallingford Associates of Connecticut, L.P.	DE
Warrior LP Holdco, LLC	DE
Warwick Associates of Rhode Island, L.P.	DE
Waterstone I, LLC	DE
West Boynton Investors, LLLP	FL
Westford Nursing and Retirement Center Limited Partnership	MA
Westford Nursing and Retirement Center, Inc.	MA
Westminster Junction Venture, LLC	MN
White Lake I, LLC	DE
Willow Manor Nursing Home, Inc.	MA
Windrose 310 Properties, L.L.C.	TN
Windrose 4475 Sierra Properties, L.L.C.	DE
Windrose Aberdeen I Properties, L.L.C.	FL
Windrose Aberdeen II Properties, L.L.C.	DE
Windrose Atrium Properties, L.L.C.	DE
Windrose AWPC II Properties, LLC	DE
Windrose AZ-Tempe Properties, LLC	DE
Windrose Bartlett Properties, LLC	DE
Windrose Bethesda Properties, LLC	DE

Windrose Biltmore Properties, L.L.C.	VA
Windrose Central Medical II Properties, L.L.C.	VA
Windrose Central Medical III Properties, L.L.C.	VA
Windrose Central Medical Properties, L.L.C.	DE
Windrose Claremore Properties, LLC	DE
Windrose Congress I Properties, L.P.	DE
Windrose Congress II Properties, L.P.	DE
Windrose Coral Springs Properties, L.L.C.	VA
Windrose Cottonwood Properties, LLC	DE
Windrose Denton Properties, LLC	DE
Windrose Desert Springs Properties, L.P.	DE
Windrose East Valley Properties, LLC	DE
Windrose East West Properties, L.L.C.	VA
Windrose Fayetteville Properties, L.L.C.	DE
Windrose Frisco I Properties, LLC	DE
Windrose Frisco II Properties, LLC	DE
Windrose Glendale Properties, LLC	DE
Windrose Gwinnett I Properties, L.L.C.	VA
Windrose Lafayette Properties, L.L.C.	DE
Windrose Lake Mead Properties, L.L.C.	VA
Windrose Lakewood Properties, L.L.C.	VA
Windrose Las Vegas Properties, LLC	DE
Windrose Los Alamitos Properties, LLC	DE
Windrose Los Gatos Properties, L.L.C.	VA
Windrose Medical Properties Management, L.L.C.	VA
Windrose Medical Properties, L.P.	VA
Windrose Mount Vernon Properties, L.L.C.	VA
Windrose Niagara Falls Properties, LLC	DE
Windrose Northside Properties, Ltd.	FL
Windrose Northwest Professional Plaza Properties, LLC	DE
Windrose Okatie I Properties, LLC	DE
Windrose Orange Centre Properties, LLC	DE
Windrose Orange Properties, L.L.C.	DE
Windrose Palm Court Properties, L.L.C.	VA
Windrose Palmer Properties, LLC	DE
Windrose Palms West III Properties, Ltd.	FL
Windrose Palms West IV Properties, Ltd.	FL
Windrose Palms West V Properties, Ltd.	FL
Windrose Park Medical Properties, L.L.C.	VA
Windrose Partell Medical Center, L.L.C.	VA
Windrose Physicians Plaza Properties, LLC	DE
Windrose Princeton Properties, L.L.C.	DE
Windrose Santa Anita Properties, L.L.C.	DE
Windrose Sierra Properties, Ltd.	FL
Windrose Southlake Properties, LLC	DE
Windrose Southpointe Properties, L.L.C.	DE
Windrose Southside Properties, Ltd.	FL
Windrose SPE Mount Vernon Properties, Inc.	GA
Windrose St. Louis I Properties, LLC	DE
Windrose St. Mary's Medical Professional Building, L.L.C.	VA
Windrose Trussville Properties, L.L.C.	DE

9

Windrose TSM I Properties, LLC	DE
Windrose Tucson Properties, LLC	DE
Windrose Tulsa Properties, L.L.C.	DE
Windrose Webster Properties, L.P.	DE
Windrose Wellington Properties, LLC	DE
Windrose Wellington Properties, Ltd.	FL
Windrose West Boca Properties, Ltd.	FL
Windrose West Seneca Properties, LLC	DE
Windrose West Tower Properties, Ltd.	FL
Windrose Winn Way Properties, L.L.C.	VA
Windrose WPC Jupiter Properties, LLC	DE
Windrose WPC Properties, L.P.	DE
Windrose Yorkville Properties, L.L.C.	VA
WMP AWPC II Management, LLC	DE
WMP Bethesda Management, LLC	DE
WMP Boynton Beach Management, LLC	DE
WMP Cottonwood Management, LLC	DE
WMP East Valley Management, LLC	DE
WMP Niagara Falls Management, LLC	DE
WMP Northwest Professional Plaza Management, LLC	DE
WMP Physicians Plaza Management, LLC	DE
WMP Southlake Management, LLC	DE
WMP TSM I Management, LLC	DE
WMP Wellington Management, LLC	DE
WMP West Seneca Management, LLC	DE
WMPT Aberdeen I Management, L.L.C.	DE
WMPT Aberdeen II Management, L.L.C.	DE
WMPT Atrium Management, L.L.C.	DE
WMPT AZ-Tempe Management, LLC	DE
WMPT Bartlett Management, LLC	DE
WMPT Bellaire HP Properties, L.L.C.	VA
WMPT Bellaire HP, L.P.	VA
WMPT Bellaire L.P.	VA
WMPT Bellaire POB Properties, L.L.C.	VA
WMPT Bellaire POB, L.P.	VA
WMPT Bellaire Properties, L.L.C.	VA
WMPT Boynton West Management, LLC	DE
WMPT Claremore Management, LLC	DE
WMPT Columbia Management, L.L.C.	DE
WMPT Congress I Management, L.L.C.	DE
WMPT Congress II Management, L.L.C.	DE
WMPT Denton Management, LLC	DE
WMPT Desert Springs Management, L.L.C.	DE
WMPT Frisco I Management, LLC	DE
WMPT Frisco II Management, LLC	DE
WMPT Glendale Management, LLC	DE
WMPT Gwinnett II Properties, L.L.C.	DE
WMPT Lafayette Management, L.L.C.	DE
WMPT Las Vegas Management, LLC	DE
WMPT Los Alamitos Management, LLC	DE
WMPT Northside Management, L.L.C.	DE
WMPT Okatie I Management, LLC	DE

WMPT Orange Centre Management, LLC	DE
WMPT Palmer Management, LLC	DE
WMPT Palms West III Management, L.L.C.	DE
WMPT Palms West IV Management, L.L.C.	DE
WMPT Palms West V Management, L.L.C.	DE
WMPT Pearland II Properties, L.L.C.	VA
WMPT Pearland II, L.P.	VA
WMPT Pearland Properties, L.L.C.	VA
WMPT Pearland, L.P.	VA
WMPT Princeton Management, L.L.C.	DE
WMPT Sacramento Properties, L.L.C.	VA
WMPT Sacramento, L.P.	VA
WMPT Santa Anita Management, L.L.C.	DE
WMPT Sierra Management, L.L.C.	DE
WMPT Southpointe Management, L.L.C.	DE
WMPT Southside Management, L.L.C.	DE
WMPT St. Louis I Management, LLC	DE
WMPT Stone Oak Properties, L.L.C.	VA
WMPT Stone Oak, L.P.	VA
WMPT Tomball Properties, L.L.C.	VA
WMPT Tomball, L.P.	VA
WMPT Trussville Management, L.L.C.	DE
WMPT Tucson Management, LLC	DE
WMPT Tulsa Management, L.L.C.	DE
WMPT Webster Management, L.L.C.	DE
WMPT Wellington Management, L.L.C.	DE
WMPT West Boca Management, L.L.C.	DE
WMPT West Tower Management, L.L.C.	DE
WMPT WPC Jupiter Management, LLC	DE
WMPT WPC Management, L.L.C	DE
WTP Healthcare Properties, LLC	DE
Wyncote Healthcare Corp.	PA

10

SCHEDULE V

Executive Officers

George L. Chapman

Charles J. Herman, Jr.

Jeffrey H. Miller

Scott A. Estes

Erin C. Ibele

Daniel R. Loftus

Michael A. Crabtree

Scott M. Brinker